UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

AMERICAN CENTURY ETF TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant
Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

ACI IA

IMMEDIATE ACTION NEEDED BELOW
AMERICAN CENTURY FOCUSED DYNAMIC GROWTH ETF
Dear Shareholder:

We are writing to ask you to call us in connection with your investment in the American Century Focused Dynamic Growth ETF and the Special Meeting of Shareholders to be held on June 10, 2025.
Please call
1-888-897-7818

Please call our proxy solicitor, Sodali Fund Solutions, at your earliest convenience.
Hours of Operation:
Monday – Friday from 10:00 a.m. to 11:00 p.m. ET
Saturday from 12:00 p.m. to 5:00 p.m. ET
Please have your reference number(s) below ready and a representative will assist you in casting your vote.
REFERENCE NUMBER(S):

To receive a free copy of the Proxy Statement, please call the funds’ solicitor toll free at 1-888-897-7818 or go to www.americancentury.com/fund-proxy. The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it.
ACI IA